Muhlenkamp Fund
                       Intelligent Investment Management

SEMI-ANNUAL REPORT

June 30, 2002

Phone:  1-800-860-3863
E-mail:  fund@muhlenkamp.com
Web Site:  www.muhlenkamp.com

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Muhlenkamp Fund. Please call 1-800-860-3863 for a free prospectus. Read it carefully before you invest.

                                MUHLENKAMP FUND
                       (A Portfolio of the Wexford Trust)

Dear Fellow Shareholders:

The Trustees and Management of the Muhlenkamp Fund are pleased to present this Semi-Annual Report of your Fund.

In our quarterly letters to you over the past three years (available on our website at www.muhlenkamp.com), we have spelled out our thoughts on the evolving economic and market pictures. We'd like to update those thoughts.

The economy continues to expand.

Those items which track the economy directly--such as retail sales, manufacturing output and capacity utilization--are moving up. Economists call these "coincident indicators." Those items which normally lag economic turns-- such as employment and capital spending--have not yet turned (which is why economists call them "lagging indicators"). One way to think about these lagging items is that they are dependent on decisions by businessmen who are reluctant to spend money until after they see firm signs that they will receive money from their customers. Hence, the lag.

The markets continue to be volatile.

Since late in 2001, I've been saying that the market fad of 1999 is over except for the tax-loss selling. With no little amazement, I've observed that the great stock market fad, which began in the fall of 1998, has round tripped in only three years. The following chart illustrates this point.

                    MUHLX VS. NASDAQ AND S&P 500 INDEX DAILY

                                    RETURNS

Date             Nasdaq            Muhlenkamp             S&P
----             ------            ----------             ---
1/99               0%                  0%                  0%
3/99               1%                -10%                  0%
6/99              15%                  9%                  9%
9/99              15%                 -2%                  0%
12/99             75%                  6%                 12%
1/00              64%                  5%                  9%
3/00              64%                 11%                 15%
6/00              65%                 16%                 15%
9/00              45%                 28%                 11%
12/00             29%                 11%                  6%
1/01              29%                 12%                  5%
3/01              -5%                 30%                 -3%
6/01               2%                 46%                  4%
9/01             -12%                 38%                 -8%
12/01             -8%                 36%                 -7%
1/02              -9%                 40%                 -5%
3/02             -16%                 52%                 -7%
6/02             -34%                 36%                 19%

The "fad" stocks spent roughly 18 months on the rise and 18 months giving it back. We have known that there was some chance of a period of emotional selling (but perceived the odds at less than 50%), and kept 6-10% of Fund assets in cash through the first half of 2002. The odds became 100% in June and July as many investors sold out simply to relieve their pain. Those who owned hype stocks sold the stocks; those who owned mutual funds sold the funds which in turn caused the fund managers to sell a broad list of stocks. Consequently, nearly everything declined and took our stock prices and the N.A.V. with it.

It now looks like the brunt of the emotional selling is over. While we cannot say that we won't be hit by another round of selling, (we can never say that) we are seeing good and great companies at good to great prices. We're investing our cash in these companies.

Ronald H. Muhlenkamp

/s/Ronald H. Muhlenkamp

President
August, 2002

Past performance does not guarantee future results. The principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Please refer to the semi-annual report for further fund performance. The S&P 500 Index is a broad based unmanaged index of 500 stocks which is widely recognized as representative of the equity markets in general. The NASDAQ Index is a market capitalization-weighted index that is designed to represent the performance of the National Market system which includes over 5,000 stocks traded only over-the-counter and not on an exchange.

                          TOTAL RETURN %              CUMULATIVE RETURN %
                    ---------------------------    --------------------------
Period Ending       Muhlenkamp Fund     S&P 500    Muhlenkamp Fund    S&P 500
-------------       ---------------     -------    ---------------    -------
  12/31/92                15.8            7.6            15.8            7.6
  12/31/93                18.1           10.1            36.8           18.5
  12/31/94                (7.2)           1.3            26.9           20.0
  12/31/95                33.0           37.6            68.8           65.1
  12/31/96                30.0           23.0           119.4          103.1
  12/31/97                33.3           33.4           192.5          170.9
  12/31/98                 3.2           28.6           201.9          248.4
  12/31/99                11.4           21.0           236.3          321.6
  12/31/00                25.3           (9.1)          321.4          283.2
  12/31/01                 9.3          (11.8)          360.5          238.0
   6/30/02 (Unaudited)    (5.1)         (13.1)          337.1          193.7

            A $10,000 INVESTMENT IN THE MUHLENKAMP FUND (UNAUDITED)

         Year Ending            Muhlenkamp Fund           S&P 500 Index
         -----------            ---------------           -------------
           12/31/91                 $10,000                  $10,000
           12/31/92                 $11,580                  $10,762
           12/31/93                 $13,678                  $11,847
           12/31/94                 $12,695                  $12,003
           12/31/95                 $16,879                  $16,514
           12/31/96                 $21,939                  $20,306
           12/31/97                 $29,245                  $27,080
           12/31/98                 $30,187                  $34,819
           12/31/99                 $33,628                  $42,145
           12/31/00                 $42,136                  $38,310
           12/31/01                 $46,067                  $33,785
           6/30/02                  $43,704                  $29,340

The Standard & Poor's 500 Stock Index ("S&P 500 Index") is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. This chart assumes an initial gross investment of $10,000 made on 12/31/91. Returns shown include the reinvestment of all dividends. The Fund's past performance is not necessarily an indication of its future performance. It may perform better or worse in the future.

                          AVERAGE ANNUAL TOTAL RETURNS
                                 AS OF 06/30/02
                                  (UNAUDITED)

Muhlenkamp Fund                        One Year  Three Year Five Year  Ten Year
---------------                        --------  ---------- ---------  --------
Return Before Taxes                     -6.08%     7.63%      11.26%    15.53%
Return After Taxes
  on Distributions*<F1>                 -6.08%     7.14%      10.90%    15.13%
Return After Taxes on Distributions
  and Sale of Fund Shares*<F1>          -3.73%     6.13%      9.28%     13.43%

S&P 500**<F2>                          -18.02%    -9.18%      3.67%     11.42%

  *<F1> After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Remember, the Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
 **<F2> The S&P 500 is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

Investment returns can vary significantly between returns before taxes and returns after taxes.

The Muhlenkamp Fund is providing the returns in the above table to help our shareholders understand the magnitude of tax costs and the impact of taxes on the performance of the Fund.

                       See notes to financial statements.

                       STATEMENT OF ASSETS & LIABILITIES
                           JUNE 30, 2002 (UNAUDITED)

                                     ASSETS

INVESTMENTS, AT VALUE (Cost $628,218,816)                         $691,122,020
RECEIVABLE FOR FUND SHARES SOLD                                      3,470,425
DIVIDENDS RECEIVABLE                                                   336,318
INTEREST RECEIVABLE                                                      6,727
OTHER ASSETS                                                            78,778
                                                                  ------------
   Total assets                                                    695,014,268
                                                                  ------------

                                  LIABILITIES

OPTIONS WRITTEN, AT VALUE                                            7,535,250
  (Premiums received $6,528,847)
PAYABLE FOR SECURITIES PURCHASED                                        43,587
PAYABLE FOR FUND SHARES REDEEMED                                       259,008
PAYABLE TO ADVISOR                                                     575,794
ACCRUED EXPENSES AND OTHER LIABILITIES                                 687,611
                                                                  ------------
   Total liabilities                                                 9,101,250
                                                                  ------------
NET ASSETS                                                        $685,913,018
                                                                  ------------
                                                                  ------------

                                   NET ASSETS

PAID IN CAPITAL                                                   $624,046,205
UNDISTRIBUTED NET INVESTMENT INCOME                                    261,702
ACCUMULATED NET REALIZED LOSS
  ON INVESTMENTS SOLD, AND OPTION
  CONTRACTS EXPIRED OR CLOSED                                         (291,690)

NET UNREALIZED APPRECIATION (DEPRECIATION) ON:
   Investments                                                      62,903,204
   Written options                                                  (1,006,403)
                                                                  ------------
NET ASSETS                                                        $685,913,018
                                                                  ------------
                                                                  ------------
SHARES OF BENEFICIAL INTEREST OUTSTANDING
  (unlimited number of shares authorized, $.001 par value)          13,499,416
NET ASSET VALUE PER SHARE                                         $      50.81
                                                                  ------------
                                                                  ------------

                       See notes to financial statements.

                            STATEMENT OF OPERATIONS
                   SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

INVESTMENT INCOME:
   Dividends (Net of foreign taxes withheld of $5,328)            $  2,986,340
   Interest                                                            525,734
                                                                  ------------
       Total investment income                                       3,512,074
                                                                  ------------

EXPENSES:
   Investment advisory fees                        $ 3,216,534
   Shareholder servicing and accounting costs          200,688
   Reports to shareholders                              29,684
   Federal & state registration fees                    49,413
   Custody fees                                         13,394
   Administration fees                                 210,258
   Directors' fees and expenses                          1,991
   Professional fees                                    10,498
   Other                                                 7,240
                                                   -----------
   Total operating expenses
     before expense reductions                       3,739,700
   Expense reductions (see Note 8)                     (54,675)
                                                   -----------
       Total expenses                                                3,685,025
                                                                  ------------
NET INVESTMENT LOSS                                                   (172,951)
                                                                  ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Realized gain on:
     Investments                                     1,019,350
     Written options                                 3,146,883
                                                   -----------
     Net realized gain                                               4,166,233
   Change in unrealized
     appreciation (depreciation) on:
     Investments                                   (48,260,956)
     Written options                                  (477,822)
                                                   -----------
     Net unrealized loss                                           (48,738,778)
                                                                  ------------
   Net realized and unrealized loss on investments                 (44,572,545)
                                                                  ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $(44,745,496)
                                                                  ------------
                                                                  ------------

                       See notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                            SIX MONTHS ENDED      YEAR ENDED
                                              JUNE 30, 2002   DECEMBER 31, 2001
                                            ----------------  -----------------
                                               (UNAUDITED)
OPERATIONS:
   Net investment loss                        $   (172,951)     $   (602,114)
   Net realized gain (loss) on
     investments sold and option contracts
     expired or closed                           4,166,233        (4,558,776)
   Change in unrealized
     appreciation (depreciation) on
     investments and written options           (48,738,778)       29,033,541
                                              ------------      ------------
       Net increase (decrease) in net assets
         resulting from operations             (44,745,496)       23,872,651
                                              ------------      ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                   322,853,018       452,045,891
   Proceeds from shares issued to holders
     in reinvestment of dividends                       --                --
   Cost of shares redeemed                    (132,610,945)     (202,887,944)
                                              ------------      ------------
       Net increase in net assets resulting
         From capital share transactions       190,242,073       249,157,947
                                              ------------      ------------
       Total increase in net assets            145,496,577       273,030,598

NET ASSETS:
   Beginning of year                           540,416,441       267,385,843
                                              ------------      ------------
   End of period                              $685,913,018      $540,416,441
                                              ------------      ------------
                                              ------------      ------------

                       See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

                                                                                   YEAR ENDED DECEMBER 31,
                                          SIX MONTHS ENDED     ----------------------------------------------------------------
                                           JUNE 30, 2002       2001           2000           1999           1998           1997
                                          ----------------     ----           ----           ----           ----           ----
                                            (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF YEAR                          $  53.55       $  48.98       $  41.11       $  37.65       $  36.55       $  27.52

INCOME FROM
  INVESTMENT OPERATIONS:
     Net investment income (loss)               (0.02)         (0.11)(1)(4)   (0.08)(1)      (0.11)(2)       0.08(2)        0.18(2)
                                                                    <F3><F6>        <F3>           <F4>          <F4>           <F4>
     Net realized and unrealized
       gains on investments                     (2.72)          4.68          10.28           4.37           1.10           8.98
                                             --------       --------       --------       --------       --------       --------
     Total from investment
       operations                               (2.74)          4.57          10.20           4.26           1.18           9.16

LESS DISTRIBUTIONS:
     From net investment income                  0.00           0.00           0.00           0.00          (0.08)         (0.13)
     From net realized gains                     0.00           0.00          (2.33)         (0.80)          0.00           0.00
                                             --------       --------       --------       --------       --------       --------
     Total distributions                         0.00           0.00          (2.33)         (0.80)         (0.08)         (0.13)
                                             --------       --------       --------       --------       --------       --------
NET ASSET VALUE,
  END OF PERIOD                              $  50.81       $  53.55       $  48.98       $  41.11       $  37.65       $  36.55
                                             --------       --------       --------       --------       --------       --------
TOTAL RETURN                                  (5.13)%(5)       9.33%         25.30%         11.40%          3.22%         33.28%
                                                     <F7>

NET ASSETS, END OF PERIOD
  (in thousands)                             $685,913       $540,416       $267,386       $178,599       $194,962       $125,461

RATIO OF OPERATING EXPENSES
  TO AVERAGE NET ASSETS(3)<F5>                  1.15%(6)       1.17%          1.28%          1.35%          1.32%          1.33%
                                                     <F8>
RATIO OF NET INVESTMENT
  INCOME (LOSS) TO AVERAGE
  NET ASSETS                                  (0.05)%(6)     (0.14)%(4)     (0.20)%        (0.26)%          0.21%          0.53%
                                                     <F8>           <F6>
PORTFOLIO TURNOVER RATE                         3.14%         10.52%         32.04%         14.52%         27.03%         13.89%

(1)<F3> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)<F4> Net investment income per share represents net investment income for the respective period divided by the monthly average shares of beneficial interest outstanding throughout each period.
(3)<F5> The operating expense ratio includes expense reductions for soft dollar credits and minimum account maintenance fees deposited into the Fund. The ratios excluding expense reductions for the six months ending June 30, 2002, and the years ended December 31, 2001, 2000, 1999, 1998 and 1997, were 1.16%, 1.21%, 1.36%, 1.38%, 1.36% and 1.44%, respectively (See Note 8).
(4)<F6> Net investment income per share and the ratio of new investment income to average net assets include the effect of the provision of the AICPA Audit and Accounting Guide for Investment Companies (see note 9). Had this policy not been adopted by the Fund, the net investment income per share would have been $(0.02) and the ratio of net investment income to average net assets would have been -0.14%.
(5)<F7>   Not annualized
(6)<F8>   Annualized

                       See notes to financial statements.

                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 2002 (UNAUDITED)


NAME OF ISSUER OR TITLE OF ISSUE                        SHARES           VALUE
--------------------------------                        ------           -----
COMMON STOCK -- 94.5%+<F10>

AUTOMOBILES & COMPONENTS -- 6.3%+<F10>
     Delphi Corporation                                350,000    $  4,620,000
     Ford Motor Company                                195,795       3,132,720
     Monaco Coach Corporation*<F9>                     122,500       2,609,250
     National R.V. Holdings, Inc.*<F9>                 183,750       1,837,500
     Superior Industries International, Inc.           338,180      15,640,825
     Thor Industries, Inc.                              52,400       3,734,024
     Visteon Corporation                               414,664       5,888,229
     Winnebago Industries, Inc.                        134,100       5,900,400
                                                                  ------------
                                                                    43,362,948
                                                                  ------------

BANKS -- 2.1%+<F10>
     Mellon Financial Corporation                      140,000       4,400,200
     Washington Mutual, Inc.                           261,687       9,711,205
                                                                  ------------
                                                                    14,111,405
                                                                  ------------

CAPITAL GOODS -- 9.5%+<F10>
     American Woodmark Corporation                     212,100      11,905,173
     BE Aerospace, Inc.*<F9>                            62,000         817,160
     General Cable Corporation                         126,000         793,800
     Goodrich Corporation                              650,000      17,758,000
     Graco Inc.                                        238,105       5,985,960
     JLG Industries, Inc.                              118,100       1,656,943
     The Lamson & Sessions Co.*<F9>                    478,000       1,864,200
     Masco Corporation                                 100,000       2,711,000
     Terex Corporation*<F9>                            126,500       2,844,985
     Tyco International Ltd. F<F12>#<F11>            1,400,000      18,914,000
                                                                  ------------
                                                                    65,251,221
                                                                  ------------

COMMERCIAL SERVICES & SUPPLIES -- 2.2%+<F10>
     Cendant Corporation*<F9>                          900,000      14,292,000
     EnPro Industries, Inc.*<F9>                       130,000         682,500
                                                                  ------------
                                                                    14,974,500
                                                                  ------------

CONSUMER DURABLES & APPAREL -- 28.4%+<F10>
     Beazer Homes USA, Inc.*<F9>                       198,200      15,856,000
     The Black & Decker Corporation                     92,700       4,468,140
     Centex Corporation#<F11>                          440,000      25,427,600
     Meritage Corporation*<F9>                         491,600      22,441,540
     Mohawk Industries, Inc.*<F9>                      410,663      25,268,094
     NVR, Inc.*<F9>                                    125,000      40,375,000
     Polaris Industries Inc.                           309,600      20,124,000
     Pulte Homes, Inc.                                 110,115       6,329,410
     R. G. Barry Corporation*<F9>                      322,200       1,701,216
     Salton, Inc.*<F9>                                  84,200       1,208,270
     Stanley Furniture Company, Inc.*<F9>              310,900       8,316,575
     Toll Brothers, Inc.*<F9>                          199,800       5,854,140
     Whirlpool Corporation                             267,700      17,496,872
                                                                  ------------
                                                                   194,866,857
                                                                  ------------

DIVERSIFIED FINANCIALS -- 10.0%+<F10>
     Citigroup Inc.                                    360,000      13,950,000
     Countrywide Credit Industries, Inc.               500,000      24,125,000
     Fannie Mae                                         74,400       5,487,000
     Gabelli Asset Management Inc. - Class A*<F9>      121,600       4,438,400
     Knight Trading Group, Inc.*<F9>                   700,000       3,668,000
     Merrill Lynch & Co., Inc.                         204,000       8,262,000
     Morgan Stanley                                    203,000       8,745,240
     Nicholas Financial, Inc.*<F9>                      11,000          56,650
                                                                  ------------
                                                                    68,732,290
                                                                  ------------

ENERGY -- 7.6%+<F10>
     Anadarko Petroleum Corporation                     95,500       4,708,150
     Conoco Inc.                                       520,000      14,456,000
     The Houston Exploration Company*<F9>              145,800       4,228,200
     Nabors Industries, Ltd.*<F9>f<F12>                 90,000       3,177,000
     Ocean Energy, Inc.                                400,000       8,668,000
     OMNI Energy Services Corp.*<F9>                    85,600          51,360
     Patterson-UTI Energy, Inc.*<F9>                   600,000      16,938,000
                                                                  ------------
                                                                    52,226,710
                                                                  ------------

FOOD & DRUG RETAILING -- 0.6%+<F10>
     SUPERVALU INC.                                    160,000       3,924,800
                                                                  ------------

FOOD BEVERAGE & TOBACCO -- 0.2%+<F10>
     Philip Morris Companies Inc.                       25,280       1,104,230
                                                                  ------------

HEALTH CARE EQUIPMENT & SERVICES -- 3.4%+<F10>
     D & K Healthcare Resources, Inc.                  389,000      13,716,140
     Orthodontic Centers of America, Inc.*<F9>         422,300       9,734,015
                                                                  ------------
                                                                    23,450,155
                                                                  ------------

INSURANCE -- 4.8%+<F10>
     Conseco, Inc.*<F9>#<F11>                        1,457,508       2,915,016
     Fidelity National Financial, Inc.                 952,752      30,106,963
                                                                  ------------
                                                                    33,021,979
                                                                  ------------

MATERIALS -- 4.1%+<F10>
     Abitibi-Consolidated Inc. F<F12>                  280,000       2,584,400
     Cemex S.A. de C.V. ADR f<F12>                     704,969      18,582,983
     RTI International Metals, Inc.*<F9>                40,000         486,000
     Texas Industries, Inc.                            201,900       6,357,831
                                                                  ------------
                                                                    28,011,214
                                                                  ------------

MEDIA -- 0.6%+<F10>
     The Reader's Digest Association, Inc. - Class A   220,000       4,120,600
                                                                  ------------

RETAILING -- 0.6%+<F10>
     Rush Enterprises, Inc.*<F9>                       282,005       2,975,153
     Wilsons The Leather Experts Inc.*<F9>              92,500       1,295,000
                                                                  ------------
                                                                     4,270,153
                                                                  ------------

SOFTWARE & SERVICES -- 1.0%+<F10>
     Citrix Systems, Inc.*<F9>#<F11>                   851,500       5,143,060
     Computer Associates International, Inc.           105,000       1,668,450
                                                                  ------------
                                                                     6,811,510
                                                                  ------------

TECHNOLOGY HARDWARE & EQUIPMENT -- 4.9%+<F10>
     Applied Materials, Inc.*<F9>#<F11>                327,400       6,227,148
     ATMI, Inc.*<F9>                                   533,900      11,943,343
     Conductus, Inc.*<F9>                              577,700         693,240
     Intel Corporation                                  16,000         292,320
     International Business Machines Corporation        80,000       5,760,000
     MasTec, Inc.*<F9>#<F11>                           503,700       3,707,232
     Photon Dynamics, Inc.*<F9>                        173,700       5,211,000
                                                                  ------------
                                                                    33,834,283
                                                                  ------------

TELECOMMUNICATION SERVICES -- 0.2%+<F10>
     Amdocs Limited<F9>f<F12>                          200,000       1,510,000
                                                                  ------------

TRANSPORTATION -- 2.7%+<F10>
     Arkansas Best Corporation*<F9>                    636,300      16,212,924
     Frontier Airlines, Inc.*<F9>                      270,900       2,202,417
                                                                  ------------
                                                                    18,415,341
                                                                  ------------

UTILITIES -- 5.3%+<F10>
     Calpine Corporation*<F9>#<F11>                  2,402,000      16,886,060
     Dynegy Inc. - Class A                             420,000       3,024,000
     El Paso Corporation                               791,450      16,311,784
                                                                  ------------
                                                                    36,221,844
                                                                  ------------
            Total Common Stocks (Cost $585,232,890)                648,222,040
                                                                  ------------

NAME OF ISSUER OR TITLE OF ISSUE              PRINCIPAL AMOUNT           VALUE
--------------------------------              ----------------           -----
CORPORATE BONDS -- 0.3%+<F10>
     General Motors Acceptance Corporation
       0.000%, 6/15/2015, principal only           $ 5,000,000       1,920,980
                                                                  ------------
            Total Corporate Bonds
              (Cost $2,006,926)                                      1,920,980
                                                                  ------------

SHORT-TERM INVESTMENT -- 6.0%+<F10>
     Galaxy, 1.970%, 07/01/02                       40,979,000      40,979,000
                                                                  ------------
            Total Short-Term Investment
              (Cost $40,979,000)                                    40,979,000
                                                                  ------------
TOTAL INVESTMENTS -- 100.8%+<F10>
  (Cost $628,218,816)                                             $691,122,020
                                                                  ------------
                                                                  ------------

 *<F9>  Non income producing security.
+<F10> Investments are shown as a percentage of net assets at June 30, 2002. #<F11> All or a portion of the shares have been committed as collateral for written option contracts.
f<F12>  Foreign company
   ADR  American Depository Receipt

                       See notes to financial statements.

                          SCHEDULE OF OPTIONS WRITTEN
                           JUNE 30, 2002 (UNAUDITED)

                                                        CONTRACTS
                                                       (100 SHARES
UNDERLYING SECURITY/EXPIRATION DATE/EXERCISE PRICE:   PER CONTRACT)    VALUE
---------------------------------------------------   -------------    -----
CALL OPTIONS
     Applied Materials, Inc.
       Expiration July 2002, Exercise Price $25.00        2,000     $   10,000
     Centex Corporation
       Expiration July 2002, Exercise Price $55.00        1,000        450,000
     Citrix Systems, Inc.
       Expiration September 2002, Exercise Price $15.00   1,000          5,000
     MasTec, Inc.
       Expiration October 2002, Exercise Price $7.50      1,100         88,000
     Tyco International Ltd.
       Expiration July 2002, Exercise Price $12.50        2,000        520,000
       Expiration October 2002, Exercise Price $12.50     2,000        840,000

PUT OPTIONS
     Applied Materials, Inc.
       Expiration July 2002, Exercise Price $25.00        2,000      1,060,000
       Expiration October 2002, Exercise Price $20.00       601        192,320
     Calpine Corporation
       Expiration July 2002, Exercise Price $10.00        1,000        340,000
       Expiration October 2002, Exercise Price $10.00     2,000        740,000
       Expiration October 2002, Exercise Price $7.50      2,000        390,000
       Expiration January 2004, Exercise Price $20.00 1,000 1,370,000 Centex Corporation
       Expiration July 2002, Exercise Price $55.00        1,000        130,000
     Citrix Systems, Inc.
       Expiration September 2002, Exercise Price $15.00     485        431,650
     Conseco, Inc.
       Expiration January 2003, Exercise Price $15.00         3          3,780
     MasTec, Inc.
       Expiration October 2002, Exercise Price $7.50      1,100        104,500
     Tyco International Ltd.
       Expiration July 2002, Exercise Price $12.50        2,000        260,000
       Expiration October 2002, Exercise Price $12.50     2,000        600,000
                                                                    ----------
TOTAL OPTIONS WRITTEN
  (Premiums received $6,528,847)                                    $7,535,250
                                                                    ----------
                                                                    ----------

                       See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
                   SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

1.   ORGANIZATION

The Wexford Trust (the "Trust") was organized as a Massachusetts Business Trust on September 21, 1987 and operations commenced on November 1, 1988. The Trust is registered under the Investment Company Act of 1940, as amended. The Muhlenkamp Fund (the "Fund") is a portfolio of the Trust and is currently the only fund in the Trust.

The Fund operates as a diversified open-end mutual fund that continuously offers its shares for sale to the public. The Fund will manage its assets to seek a maximum total return to its shareholders, primarily through a combination of interest and dividends and capital appreciation by holding a diversified list of publicly traded stocks. The Fund may acquire and hold fixed-income or debt investments as market conditions warrant and when, in the opinion of its advisor, it is deemed desirable or necessary in order to attempt to achieve its investment objective.

The primary focus of the Fund is long-term and the investment options diverse. This allows for greater flexibility in the daily management of Fund assets. However, with flexibility also comes the risk that assets will be invested in various classes of securities at the wrong time and price.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A summary of significant accounting policies applied by management in the preparation of the accompanying financial statements follows.

a. Investment Valuations -- Stocks and bonds are valued at the latest sales price on the last business day of the fiscal period as reported by the securities exchange on which the issue is traded. If no sale is reported, the security is valued at the last quoted bid price. Securities and other assets for which market quotations are not readily available are valued at fair value as determined by procedures established by the Board of Trustees.

b. Investment Transactions and Related Investment Income -- Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the yield to maturity basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities.

c. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is recorded. In addition, the Fund will make sufficient distributions of its income and realized gains, if any, to avoid the payment of any federal excise taxes. Accounting principles generally accepted in the United States of America require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

d. Dividends and Distributions to Shareholders of Beneficial Interest -- Dividends from net investment income, if any, are declared and paid annually. Distributions of net realized capital gains, if any, will be declared and paid at least annually. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction. Accordingly, reclassifications are made within the net asset accounts for such amounts, as well as amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes.

e. Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

f.   Options Transactions -- The Fund may write put and call options only if it
     (i) owns an offsetting position in the underlying security or (ii) maintains cash or other liquid assets in an amount equal to or greater than its obligation under the option.

     When the Fund writes a call or put option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

     The Fund may purchase put and call options. When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund's statement of assets and liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized.
     If the Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

3.   INVESTMENT ADVISORY AND OTHER AGREEMENTS

Muhlenkamp & Co., Inc. (the "Advisor"), an officer/stockholder of which is a trustee of the Trust, receives a fee for investment management. The fee is computed and accrued daily based on the net asset value at the close of business and is equal to 1% per annum. U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.

4.   LINE OF CREDIT

The Fund has established a line of credit agreement ("LOC") with a national banking association, which expires October 31, 2002, to be used for temporary or emergency purposes, primarily for financing redemption payments. Borrowings of the Fund are subject to a $10 million cap on the total LOC. At June 30, 2002, there were no borrowings by the Muhlenkamp Fund outstanding under the LOC.

5.   CAPITAL SHARE TRANSACTIONS

Transactions in capital shares of the Fund were as follows:

                                           SIX MONTHS ENDED      YEAR ENDED
                                            JUNE 30, 2002    DECEMBER 31, 2001
                                           ----------------  -----------------
Shares outstanding, beginning of period       10,091,742         5,458,654
Shares sold                                    5,835,033         8,672,934
Shares redeemed                               (2,427,359)       (4,039,846)
                                              ----------        ----------
Shares outstanding, end of period             13,499,416        10,091,742
                                              ----------        ----------
                                              ----------        ----------

6.   OPTION CONTRACTS WRITTEN

The number of option contracts written and the premiums received by the Muhlenkamp Fund during the six months ended June 30, 2002, were as follows:

                                         NUMBER OF CONTRACTS  PREMIUMS RECEIVED
                                         -------------------- -----------------
Options outstanding, beginning of period        12,470           $ 4,650,119
Options written                                 53,815            14,984,201
Options exercised                              (15,978)           (4,418,121)
Options expired                                (16,320)           (5,487,440)
Options closed                                  (9,698)           (3,199,912)
                                               -------           -----------
Options outstanding, end of period              24,289           $ 6,528,847
                                               -------           -----------
                                               -------           -----------

7.   INVESTMENT TRANSACTIONS AND TAX INFORMATION

Purchases and sales of investment securities, excluding short-term securities, for the six months ended June 30, 2002 were as follows:

             PURCHASES                                 SALES
  ------------------------------          ------------------------------
  U.S. GOVERNMENT          OTHER          U.S. GOVERNMENT          OTHER
  ---------------          -----          ---------------          -----
         $0             $186,477,144             $0             $18,927,529

The components of the net unrealized appreciation in the value of the investments held at June 30, 2002 for tax purposes are as follows:

Gross unrealized appreciation of investments                      $175,369,153
Gross unrealized depreciation of investments                      (112,465,949)
                                                                  ------------
Net unrealized appreciation of investments                        $ 62,903,204
                                                                  ------------
                                                                  ------------

At June 30, 2002, the cost of investments for federal income tax purposes was $628,218,816.

At June 30, 2002, the Fund had accumulated net realized capital loss carryovers of $3,833,114 that will expire in 2009. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.

At June 30, 2002, the Fund had no undistributed net investment income for tax purposes.

8.   EXPENSE REDUCTIONS

The Fund has a directed business arrangement with Capital Institution Services, Inc. ("CIS"). Upon the purchase and/or sale of investment securities at best price and execution, the Fund pays a brokerage commission to CIS. These commission payments generate nonrefundable cumulative credits which are available to pay certain expenses of the Fund, such as performance measurements, pricing information, custodian and record keeping services, legal, accounting and other administrative costs. For the six months endedJune 30, 2002, the Fund's expenses were reduced $0 by utilizing directed brokerage credits resulting in a decrease in the expense ratio being charged to shareholders of 0.00%. In accordance with Securities and Exchange Commission requirements, such amount is required to be shown as an expense and has been included in each of the expenses in the Statement of Operations.

Beginning in 2000, expenses are also reduced through the deposit of minimum account maintenance fees into the Fund. By November 30th of each year, all accounts must have net investments (purchases less redemptions) totaling $1,500 or more, an account value greater than $1,500, or be enrolled in the Automatic Investment Plan. Accounts that do not meet one of these three criteria will be charged a $15 fee. These fees are used to lower the Fund's expense ratio. For the six months endedJune 30, 2002, the Fund's expenses were reduced $54,675 by utilizing minimum account maintenance fees, resulting in a decrease in the expense ratio being charged to shareholders of 0.01%.

9.   RECENT FINANCIAL REPORTING PRONOUNCEMENT

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires Funds to amortize premium and discount on all fixed-income securities using the interest method. Upon initial adoption, as of January 1, 2001, the Fund was required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle did not affect the Fund's net asset value, but changed the classification of certain amounts in the Fund's capital accounts. The Fund's initial adjustment required upon adoption of premium and discount amortization increased the recorded cost of its investments (but not their market value) by approximately $661,000.

                               INVESTMENT ADVISOR
                           Muhlenkamp & Company, Inc.
                        3000 Stonewood Drive, Suite 310
                               Wexford, PA  15090

                        ADMINISTRATOR AND TRANSFER AGENT
                        U.S. Bancorp Fund Services, LLC
                             615 E. Michigan Street
                              Milwaukee, WI  53202

                                   CUSTODIAN
                                U.S. Bank, N.A.
                               425 Walnut Street
                             Cincinnati, OH  45201

                                  DISTRIBUTOR
                            Quasar Distributors, LLC
                             615 E. Michigan Street
                              Milwaukee, WI  53202

                                    AUDITORS
                           PricewaterhouseCoopers LLP
                            100 E. Wisconsin Avenue
                              Milwaukee, WI  53202